                                                                   EXHIBIT 10.13

                                 PROMISSORY NOTE

                                  DEFINED TERMS

==============================================================================================================
EXECUTION DATE: As of December 14, 1999                  CITY AND STATE OF SIGNING: Boston, Massachusetts
--------------------------------------------------------------------------------------------------------------
LOAN AMOUNT: TWELVE MILLION EIGHT HUNDRED                INTEREST RATE:      7.83 % per annum
THOUSAND AND 00/100 DOLLARS ($12,800,000.00)
--------------------------------------------------------------------------------------------------------------
BORROWER: HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and NH
HERITAGE LIMITED PARTNERSHIP, a New Hampshire limited partnership, jointly and severally
--------------------------------------------------------------------------------------------------------------
BORROWER'S ADDRESS: 535 Boylston Street, Boston, MA 02116-3766
--------------------------------------------------------------------------------------------------------------
HOLDER: METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation
--------------------------------------------------------------------------------------------------------------
HOLDER'S ADDRESSES:

            200 Park Avenue 12th Floor
            New York, New York 10166
            Attention: Senior-Vice President, and

            2400 Lakeview Parkway, Suite 400
            Alpharetta, GA 30005
            Attention: Vice President
--------------------------------------------------------------------------------------------------------------
MATURITY DATE: December 1, 2009                          ADVANCE DATE: DECEMBER __, 1999
--------------------------------------------------------------------------------------------------------------
INTEREST ONLY PERIOD: The period from the Advance        PRINCIPAL AND INTEREST INSTALLMENT DATE: February 1,
Date and ending on the last day of the month in which    2000
the Advance Date occurs.
--------------------------------------------------------------------------------------------------------------
MONTHLY INSTALLMENT: Equal monthly installments of       PERMITTED PREPAYMENT PERIOD: During the 90 day
principal and interest at the Interest Rate each in      period prior to the Maturity Date, Borrower may
the amount of $97,355.34                                 prepay the Loan without a Prepayment Fee on 30 days
                                                         prior written notice. In addition, commencing on
The Monthly Installment is based upon an amortization    the first day of the sixtieth (60th) month
period of 25 years.                                      following the Advance Date, Borrower may prepay the
                                                         Loan with a Prepayment Fee on 60 days prior written
                                                         notice.
--------------------------------------------------------------------------------------------------------------
LIABLE PARTIES: HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, NH
HERITAGE LIMITED PARTNERSHIP, A New Hampshire limited partnership, and HERITAGE PROPERTY INVESTMENT
TRUST, INC., A Maryland corporation
ADDRESSES OF LIABLE PARTIES: 535 Boylston Street, Boston, MA 02116-3766
--------------------------------------------------------------------------------------------------------------
LATE CHARGE: An amount equal to four cents ($.04) for each dollar that is overdue.
DEFAULT RATE: An annual rate equal to the Interest Rate plus four percent (4%).
--------------------------------------------------------------------------------------------------------------
NOTE: This Promissory Note. MORTGAGE: Mortgage, Security Agreement, and Fixture Filing dated as of the
Execution Date granted by Borrower to the Holder. LOAN DOCUMENTS: This Note, the Mortgage, and any other documents related to this Note and/or the Mortgage (excluding the Additional Loan Documents [as defined in the Mortgage]) and all renewals, amendments, modifications, restatements and extensions of these documents.
GUARANTY: Guaranty dated as of the Execution Date and executed by Liable Parties. INDEMNITY AGREEMENT:
Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower in favor of Holder.

THE UNSECURED INDEMNITY AGREEMENT AND GUARANTY ARE NOT LOAN DOCUMENTS AND SHALL SURVIVE REPAYMENT OF
THE LOAN OR OTHER TERMINATION OF THE LOAN DOCUMENTS.
==============================================================================================================

      FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

      Capitalized terms which are not defined in this Note shall have the meanings set forth in the Mortgage.

            1. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest under this Note shall be payable as follows:

                  (a) Interest on the funded portion of the Loan Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date;

                  (b) Commencing on the Principal and Interest Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; and

                  (c) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest, and all other sums evidenced by this Note or secured by the Mortgage and/or any other Loan Documents as well as any future advances under the Mortgage that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "SECURED INDEBTEDNESS"), shall become immediately payable in full.

      Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

      Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

            2. APPLICATION OF PAYMENTS. At the election of Holder, and to the extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied to reduce the then unpaid Loan Amount. If Holder applies a payment to other than principal or interest, Holder shall notify Borrower as to how the payment was applied

            3. SECURITY. The covenants of the Mortgage are incorporated by reference into this Note. This Note shall evidence, and the Mortgage shall secure, the Secured Indebtedness.

            4. LATE CHARGE. If any payment of interest, any payment of a Monthly Installment or any payment of a required escrow deposit is not paid within 10 days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

            5. ACCELERATION UPON DEFAULT. At the option of Holder, if Borrower fails to pay any sum specified in this Note within 10 days of the due date, or if an Event of Default occurs, the Secured Indebtedness, and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "ACCELERATED LOAN AMOUNT") shall become immediately due and payable upon written notice to Borrower.

            6. INTEREST UPON DEFAULT. The Accelerated Loan Amount shall bear interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

            7. LIMITATION ON INTEREST. The agreements made by Borrower with respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

            8. PREPAYMENT. Borrower shall not have the right to prepay all or any portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms. If Borrower provides notice of its intention to prepay, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

            9. PREPAYMENT FEE. (a) Any tender of payment by Borrower or any other person or entity of the Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date, (ii) the application of money to the principal of the Loan alter a casualty or condemnation, or (iii) in connection with a purchase of the Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property, then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined).

            (b) The "PREPAYMENT FEE" shall be the greater of (A) the Prepayment Ratio (as hereinafter defined) multiplied by the difference between (x) and (y), where (x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, and (y) is the amount of the principal then outstanding, or (B) one percent (1%) of the amount of the principal being prepaid.

            (c) The "TREASURY RATE" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of this Note, as quoted in the FEDERAL RESERVE STATISTICAL RELEASE [H. 15 (519)] under the heading "U.S. Government Securities - Treasury Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published. Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two weeks before the date of the scheduled prepayment.

            (d) The "PREPAYMENT RATIO" shall be a fraction, the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

            10. WAIVER OF RIGHT TO PREPAY NOTE WITHOUT PREPAYMENT FEE. Borrower acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

            BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER FLORIDA LAW TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE MORTGAGE, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY EXECUTING THIS NOTE, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

            11. LIABILITY OF BORROWER. Upon the occurrence of an Event of Default, except as provided in this Section 11, Holder will look solely to the Property and the security under the Loan Documents and the Additional Loan Documents, including without limitation the property encumbered by the Additional Mortgages (as defined in the Mortgage), for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and the general partners of Borrower and/or the Liable Parties, if any,
(i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with
Article VI of the Mortgage pertaining to hazardous materials or the Indemnity Agreement; (vii) to recover all amounts due and payable pursuant to Sections
11.06 and 11.07 of the Mortgage in connection with clauses (i) through (vi) or
(viii) of this Section 11; and/or (viii) to recover damages arising from Borrower's failure to comply with Section 8.01 of the Mortgage pertaining to ERISA.

      The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that (a) prior to the repayment of the Secured Indebtedness, Borrower commences a voluntary bankruptcy or insolvency proceeding, or (b) an involuntary bankruptcy or insolvency proceeding is commenced against Borrower by a party related to or affiliated with Borrower, or (c) an involuntary bankruptcy or insolvency proceeding is commenced against Borrower by a third party who is induced, encouraged, or solicited by Borrower (or by any party related to or affiliated with Borrower) to commence an involuntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Holder would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

      The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that Borrower commits a default under Sections 10.01 or 10.02 of the Mortgage.

      In the event that Holder waives the requirement of Section 2.05 of the Mortgage with respect to the deposits of Premiums, the limitation of liability set forth in this Section 11 shall not apply and the Loan shall be recourse to the extent necessary to permit Holder to recover from Borrower any obligations not paid by or on behalf of Borrower for which a Premium deposit was not required.

      In the event that Holder waives the requirement of Section 2.05 of the Mortgage with respect to the deposits of Impositions, the limitation of liability set forth in this Section 11 shall not apply and the Loan shall be recourse to the extent necessary to permit the Holder to recover from Borrower any and all unpaid Impositions with respect to the Property (i) with respect to fiscal years prior to the fiscal year in which Borrower is actually required to commence making Imposition deposits and (ii) Impositions for the Property with respect to the fiscal year in which Borrower is actually required to commence making Imposition deposits but only for that portion of such fiscal year preceding the month in which Borrower is actually required to commence making Imposition deposits.

            12. WAIVER BY BORROWER. Borrower and others who may become liable for the payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

            13. EXERCISE OF RIGHTS. No single or partial exercise by Holder, or delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

            14. FEES AND EXPENSES. If Borrower defaults under this Note, subject to Section 11, Borrower shall be personally liable for and shall pay to Holder, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorneys fee.

            15. NO AMENDMENTS. This Note may not be modified or amended except in a writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower.

            16. GOVERNING LAW. This Note is to be construed and enforced in accordance with the laws of the State.

            17. CONSTRUCTION. The words "Borrower" and "Holder" shall be deemed to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any section of this Note.

            18. NOTICES. All notices, demands, requests and consents permitted or required under this Note shall be given in the manner prescribed in the Mortgage.

            19. TIME OF THE ESSENCE. Time shall be of the essence with respect to all of Borrower's obligations under this Note.

            20. SEVERABILITY. If any provision of this Note should be held unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the Prepayment
Fee) immediately due and payable.

            IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the Execution Date.

                                BORROWER:

Signed, sealed and delivered    HERITAGE PROPERTY INVESTMENT LIMITED
in the presence of:             PARTNERSHIP

                                By: HERITAGE PROPERTY INVESTMENT TRUST, INC.,
                                    a Maryland corporation, Sole General Partner
/s/ Louis C. Zicht
------------------------------      By /s/ Gary Widett
                                       ----------------------------------------
Louis C. Zicht
------------------------------         GARY WIDETT, SENIOR VICE PRESIDENT
[Print Name]


/s/ Cara A. DeLucia
------------------------------

Cara A. DeLucia
------------------------------
[Print Name]


Signed, sealed and delivered    NH HERITAGE LIMITED PARTNERSHIP
in the presence of:

                                By: HERITAGE PROPERTY INVESTMENT LIMITED
                                    PARTNERSHIP,
                                    a Delaware limited partnership,
                                    Sole General Partner
/s/ Louis C. Zicht
------------------------------      By:  HERITAGE PROPERTY INVESTMENT TRUST,
                                         INC., a Maryland corporation,
Louis C. Zicht                           Sole General Partner
------------------------------
[Print Name]                             By /s/ Gary Widett
                                            ------------------------------------

/s/ Cara A. DeLucia                         GARY WIDETT, SENIOR VICE PRESIDENT
------------------------------

Cara A. DeLucia
------------------------------
[Print Name]

                                 PROMISSORY NOTE

                                  DEFINED TERMS

==============================================================================================================
EXECUTION DATE: As of December 14, 1999                  CITY AND STATE OF SIGNING: Boston, Massachusetts
--------------------------------------------------------------------------------------------------------------
LOAN AMOUNT: FORTY-NINE MILLION SIX HUNDRED              INTEREST RATE:     7.83 % per annum
THOUSAND AND 00/100 DOLLARS ($49,600,000.00)
--------------------------------------------------------------------------------------------------------------
BORROWER:  HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership and NH HERITAGE
LIMITED PARTNERSHIP, a New Hampshire limited partnership,jointly and severally
--------------------------------------------------------------------------------------------------------------
BORROWER'S ADDRESS: 535 Boylston Street, Boston, MA 02116-3766
--------------------------------------------------------------------------------------------------------------
HOLDER: METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation
--------------------------------------------------------------------------------------------------------------
HOLDER'S ADDRESSES:

            200 Park Avenue  12th Floor
            New York, New York 10166
            Attention: Senior-Vice President, and

            2400 Lakeview Parkway, Suite 400
            Alpharetta, GA 30005
            Attention: Vice President
--------------------------------------------------------------------------------------------------------------
MATURITY DATE: December 1, 2009                          ADVANCE DATE: December __, 1999
--------------------------------------------------------------------------------------------------------------
INTEREST ONLY PERIOD: The period from the advance        PRINCIPAL AND INTEREST INSTALLMENT DATE:
date and ending on the last day of the month in          February 1, 2000
which the advance date occurs.
--------------------------------------------------------------------------------------------------------------
MONTHLY INSTALLMENT: Equal monthly installments of       PERMITTED PREPAYMENT PERIOD: Durlng the 90 day
principal and interest at the Interest Rate each in      period prior to the Maturity Date, Borrower
the amount of $377,251.95                                may prepay the Loan without a Prepayment Fee on 30
                                                         days prior written notice. In addition, commencing on
The Monthly Installment is based upon                    the first day of the sixtieth (60th) month following
an amortization period of 25 years.                      the Advance Date, Borrower may prepay the loan with a
                                                         Prepayment Fee on 60 days prior written notice.
--------------------------------------------------------------------------------------------------------------
LIABLE PARTIES: HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, A Delaware limited partnership, NH
HERITAGE LIMITED PARTNERSHIP, A New Hampshire limited partnership, and HERITAGE PROPERTY INVESTMENT TRUST,
INC., A Maryland corporation
ADDRESSES OF LIABLE PARTIES: 535 Boylston Street, Boston, MA 02116-3766
--------------------------------------------------------------------------------------------------------------
LATE CHARGE: An amount equal to four cents ($.04) for each dollar that is overdue.
DEFAULT RATE: An annual rate equal to the Interest Rate plus four percent (4%).
--------------------------------------------------------------------------------------------------------------
NOTE: This Promissory Note. DEED OF TRUST: Collectively, (a) that certain Deed of Trust, Security Agreement, and Fixture Filing dated as of the Execution Date granted by Borrower to the Trustees named in the Deed of
Trust for the benefit of Holder encumbering certain property located in New Hanover County, North Carolina
(the "New Center Property"), (b) that certain Deed of Trust, Security Agreement, and Fixture Filing dated as of the Execution Date granted by Borrower to the Trustees named in the Deed of Trust for the benefit of
Holder encumbering certain property located in Guilford County, North Carolina (the "Wendover Property") and
(c) that certain Deed of Trust, Security Agreement, and Fixture Filing dated as of the Execution Date granted by Borrower to the Trustees named in the Deed of Trust for the benefit of Holder encumbering certain property located in Pitt County, North Carolina (the "University Commons Property"). LOAN DOCUMENTS: This
Note, the Deed of Trust, the Additional Notes, the Additional Mortgages, the Additional Security Documents,
and any other documents related to this Note and/or the Deed of Trust and all renewals, amendments, modifications, restatements and extensions of
==============================================================================================================

==============================================================================================================
these documents. GUARANTY: Guaranty dated as of the Execution Date and executed by Liable Parties.
INDEMNITY AGREEMENT: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower in favor of Holder. PROPERTY: Collectively, the New Center Property, the Wendover Property and the
University Commons Property.

THE UNSECURED INDEMNITY AGREEMENT AND GUARANTY ARE NOT LOAN DOCUMENTS AND SHALL SURVIVE REPAYMENT OF THE
LOAN OR OTHER TERMINATION OF THE LOAN DOCUMENTS.
==============================================================================================================

      FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

      Capitalized terms which are not defined in this Note shall have the meanings set forth in the Deed of Trust.

            1. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest under this Note shall be payable as follows:

                  (a) Interest on the funded portion of the Loan Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date;

                  (b) Commencing on the Principal and Interest Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; and

                  (c) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest, and all other sums evidenced by this Note or secured by the Deed of Trust and/or any other Loan Documents as well as any future advances under the Deed of Trust that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "SECURED INDEBTEDNESS"), shall become immediately payable in full.

         Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

      Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

            2. APPLICATION OF PAYMENTS. At the election of Holder, and to the extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied to reduce the then unpaid Loan Amount. If Holder applies a payment to other than principal or interest, Holder shall notify Borrower as to how the payment was applied.

            3. SECURITY. The covenants of the Deed of Trust are incorporated by reference into this Note. This Note shall evidence, and the Deed of Trust shall secure, the Secured Indebtedness. This Note is also secured by the Additional Mortgages and Additional Security Documents.

            4. LATE CHARGE. If any payment of interest, any payment of a Monthly Installment or any payment of a required escrow deposit is not paid within 15 days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

            5. ACCELERATION UPON DEFAULT. At the option of Holder, if Borrower fails to pay any sum specified in this Note within 10 days of the due date, or if an Event of Default occurs, the Secured Indebtedness, and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "ACCELERATED LOAN AMOUNT") shall become immediately due and payable upon written notice to Borrower.

            6. INTEREST UPON DEFAULT. The Accelerated Loan Amount shall bear interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

            7. LIMITATION ON INTEREST. The agreements made by Borrower with respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holders election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

            8. PREPAYMENT. Borrower shall not have the right to prepay all or any portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms. If Borrower provides notice of its intention to prepay, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

            9. PREPAYMENT FEE. (a) Any tender of payment by Borrower or any other person or entity of the Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date, (ii) the application of money to the principal of the Loan after a casualty or condemnation, or (iii) in connection with a purchase of the Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property, then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined).

                  (b) The "PREPAYMENT FEE" shall be the greater of (A) the Prepayment Ratio (as hereinafter defined) multiplied by the difference between
(x) and (y), where (x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, and (y) is the amount of the principal then outstanding, or (B) one percent (1%) of the amount of the principal being prepaid.

               (c) The "TREASURY RATE" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of this Note, as quoted in the FEDERAL RESERVE STATISTICAL RELEASE [H. 15 (519)] under the heading "U.S. Government Securities - Treasury Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two weeks before the date of the scheduled prepayment.

               (d) The "PREPAYMENT RATIO" shall be a fraction, the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

            10. WAIVER OF RIGHT TO PREPAY NOTE WITHOUT PREPAYMENT FEE. Borrower acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

               BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER NORTH CAROLINA LAW TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE DEED OF TRUST, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY EXECUTING THIS NOTE, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

            11. LIABILITY OF BORROWER. Upon the occurrence of an Event of Default, except as provided in this Section 11, Holder will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and the general partners of Borrower and/or the Liable Parties, if any,
(i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with
Article VI of the Deed of Trust pertaining to Hazardous Materials or the Indemnity Agreement; (vii) to recover all amounts due and payable pursuant to Sections 11.06 and 11.07 of the Deed of Trust in connection with clauses (i) through (vi) or (viii) of this Section 11: and/or (viii) to recover damages arising from Borrower's failure to comply with Section 8.01 of the Deed of Trust pertaining to ERISA.

      The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that (a) prior to the repayment of the Secured Indebtedness, Borrower commences a voluntary bankruptcy or insolvency proceeding, or (b) an involuntary bankruptcy or insolvency proceeding is commenced against Borrower by a party related to or affiliated with Borrower, or (c) an involuntary bankruptcy or insolvency proceeding is commenced against Borrower by a third party who is induced, encouraged, or solicited by Borrower (or by any party related to or affiliated with Borrower) to commence an involuntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Holder would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

      The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that Borrower commits a default under Sections 10.01 or 10.02 of the Deed of Trust.

      In the event that Holder waives the requirement of Section 2.05 of the Deed of Trust with respect to the deposits of Premiums, the limitation of liability set forth in this Section 11 shall not apply and the Loan shall be recourse to the extent necessary to permit Holder to recover from Borrower any obligations not paid by or on behalf of Borrower for which a Premium deposit was not required.

      In the event that Holder waives the requirement of Section 2.05 of the Deed of Trust with respect to the deposits of Impositions, the limitation of liability set forth in this Section II shall not apply and the Loan shall be recourse to the extent necessary to permit the Holder to recover from Borrower any and all unpaid Impositions with respect to the Property (i) with respect to fiscal years prior to the fiscal year in which Borrower is actually required to commence making Imposition deposits and (ii) Impositions for the Property with respect to the fiscal year in which Borrower is actually required to commence making Imposition deposits but only for that portion of such fiscal year preceding the month in which Borrower is actually required to commence making Imposition deposits.

            12. WAIVER BY BORROWER. Borrower and others who may become liable for the payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

            13. EXERCISE OF RIGHTS. No single or partial exercise by Holder, or delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

            14. FEES AND EXPENSES. If Borrower defaults under this Note, subject to Section 11, Borrower shall be personally liable for and shall pay to Holder, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee.

            15. NO AMENDMENTS. This Note may not be modified or amended except in a writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower.

            16. GOVERNING LAW. This Note is to be construed and enforced in accordance with the laws of the State.

            17. CONSTRUCTION. The words "Borrower" and "Holder" shall be deemed to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any section of this Note.

            18. NOTICES. All notices, demands, requests and consents permitted or required under this Note shall be given in the manner prescribed in the Deed of Trust.

            19. TIME OF THE ESSENCE. Time shall be of the essence with respect to all of Borrower's obligations under this Note.

            20. SEVERABILITY. If any provision of this Note should be held unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the Prepayment
Fee) immediately due and payable.

            IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the Execution Date.

                               BORROWER:

                               HERITAGE PROPERTY INVESTMENT LIMITED
ATTEST:                        PARTNERSHIP

                               By:  HERITAGE PROPERTY INVESTMENT TRUST, INC.,
                                    a Maryland corporation, Sole General Partner
/s/ Louis C. Zicht
-----------------------------       By  /s/ Gary Widett
Name: Louis C. Zicht                    ----------------------------------
Asst. Secretary                         GARY WIDETT, SENIOR VICE PRESIDENT

[Corporate Seal]

                      [SIGNATURES CONTINUED ON NEXT PAGE.]

                          NH HERITAGE LIMITED PARTNERSHIP

                          By:  HERITAGE PROPERTY INVESTMENT LIMITED
ATTEST:                        PARTNERSHIP,
                               a Delaware limited partnership,
                               Sole General Partner

                               By:  HERITAGE PROPERTY INVESTMENT TRUST, INC.,
                                    a Maryland corporation, Sole General Partner
/s/ Louis C. Zicht
-------------------------           By  /s/ Gary Widett
Name: Louis C. Zicht                    ----------------------------------
Asst. Secretary                         GARY WIDETT, SENIOR VICE PRESIDENT

[Corporate Seal]

                                 PROMISSORY NOTE

                                  DEFINED TERMS

==============================================================================================================
EXECUTION Date: As of December 14, 1999                  CITY AND STATE OF SIGNING: Boston, Massachusetts
--------------------------------------------------------------------------------------------------------------
LOAN AMOUNT: SEVEN MILLION AND 00/100 DOLLARS            INTEREST RATE: 7.83 % per annum
($7,000,000.00)
--------------------------------------------------------------------------------------------------------------
BORROWER: HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and NH HERITAGE
LIMITED PARTNERSHIP, New Hampshire limited partnership, jointly and severally
--------------------------------------------------------------------------------------------------------------
BORROWER'S ADDRESS: 535 Boylston Street, Boston, MA 02116-3766
--------------------------------------------------------------------------------------------------------------
HOLDER: METROPOLITAN LIFE INSURANCE COMPANY, A New York corporation
--------------------------------------------------------------------------------------------------------------
HOLDER'S ADDRESSES:

            200 Park Avenue  12th Floor
            New York, New York 10166
            Attention: Senior-Vice President, and

            2400 Lakeview Parkway, Suite 400
            Alpharetta, GA 30005
            Attention:   Vice President
--------------------------------------------------------------------------------------------------------------
MATURITY DATE: December 1, 2009                          ADVANCE DATE: DECEMBER __, 1999
--------------------------------------------------------------------------------------------------------------
INTEREST ONLY PERIOD: The period from the Advance Date   PRINCIPAL AND INTEREST INSTALLMENT DATE: February 1,
and ending on the last day of the month in which the     2000
Advance Date occurs.
--------------------------------------------------------------------------------------------------------------
MONTHLY INSTALLMENT: Equal monthly installments of       PERMITTED PREPAYMENT PERIOD: During the 90 day
principal and interest at the Interest Rate each in      period prior to the Maturity Date, Borrower may
the amount of $53,241.20                                 prepay the Loan without a Prepayment Fee on 30
                                                         days prior written notice. In addition, commencing
The Monthly Installment is based upon an amortization    on the first day of the sixtieth (60th) month
period of 25 years.                                      following the Advance Date, Borrower may prepay
                                                         the Loan with a Prepayment Fee on 60 days prior
                                                         written notice.
--------------------------------------------------------------------------------------------------------------
LIABLE PARTIES: HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, NH
HERITAGE LIMITED PARTNERSHIP, a New Hampshire limited partnership, and HERITAGE PROPERTY INVESTMENT
TRUST, INC., a Maryland corporation
ADDRESSES OF LIABLE PARTIES: 535 Boylston Street, Boston, MA 02116-3766
--------------------------------------------------------------------------------------------------------------
LATE CHARGE: An amount equal to four cents ($.04) for each dollar that is overdue.
DEFAULT RATE: An annual rate equal to the Interest Rate plus four percent (4%).
--------------------------------------------------------------------------------------------------------------
NOTE: This Promissory Note. MORTGAGE: Mortgage, Security Agreement, and Fixture Filing dated as of the
Execution Date granted by Borrower to the Holder. LOAN DOCUMENTS: This Note, the Mortgage and any other documents related to this Note and/or the Mortgage (excluding the Additional Loan Documents [as defined in the
Mortgage]) and all renewals, amendments, modifications, restatements and extensions of these documents.
GUARANTY: Guaranty dated as of the Execution Date and executed by Liable Parties. INDEMNITY AGREEMENT:
Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower in favor of Holder.

THE UNSECURED INDEMNITY AGREEMENT AND GUARANTY ARE NOT LOAN DOCUMENTS AND SHALL SURVIVE REPAYMENT OF THE LOAN
OR OTHER TERMINATION OF THE LOAN DOCUMENTS.
==============================================================================================================

      FOR VALUE RECEIVED, Borrower promises to pay to the order of Holder at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

      Capitalized terms which are not defined in this Note shall have the meanings set forth in the Mortgage.

            1. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest under this Note shall be payable as follows:

                  (a) Interest on the funded portion of the Loan Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date;

                  (b) Commencing on the Principal and Interest Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; and

                  (c) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest, and all other sums evidenced by this Note or secured by the Mortgage and/or any other Loan Documents as well as any future advances under the Mortgage that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "SECURED INDEBTEDNESS"), shall become immediately payable in full.

      Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

      Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of days elapsed over a 365 day or 366 day year, as applicable.

            2. APPLICATION OF PAYMENTS. At the election of Holder, and to the extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied to reduce the then unpaid Loan Amount. If Holder applies a payment to other than principal or interest, Holder shall notify Borrower as to how the payment was applied.

            3. SECURITY. The covenants of the Mortgage are incorporated by reference into this Note. This Note shall evidence, and the Mortgage shall secure, the Secured Indebtedness.

            4. LATE CHARGE. If any payment of interest, any payment of a Monthly Installment or any payment of a required escrow deposit is not paid within 10 days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

            5. ACCELERATION UPON DEFAULT. At the option of Holder, if Borrower fails to pay any sum specified in this Note within 10 days of the due date, or if an Event of Default occurs, the Secured Indebtedness, and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "ACCELERATED LOAN AMOUNT") shall become immediately due and payable upon written notice to Borrower.

            6. INTEREST UPON DEFAULT. The Accelerated Loan Amount shall bear interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State of New York (the "STATE"). The Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

            7. LIMITATION ON INTEREST. The agreements made by Borrower with respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

            8. PREPAYMENT. Borrower shall not have the right to prepay all or any portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms. If Borrower provides notice of its intention to prepay, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

            9. PREPAYMENT FEE. (a) Any tender of payment by Borrower or any other person or entity of the Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date, (ii) the application of money to the principal of the Loan after a casualty or condemnation, or (iii) in connection with a purchase of the Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property, then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined).

                  (b) The "PREPAYMENT FEE" shall be the greater of (A) the Prepayment Ratio (as hereinafter defined) multiplied by the difference between
(x) and (y), where (x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, and (y) is the amount of the principal then outstanding, or (B) one percent (1%) of the amount of the principal being prepaid.

                  (c) The "TREASURY RATE" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of this Note, as quoted in the FEDERAL RESERVE STATISTICAL RELEASE [H. 15 (519)] under the heading "U.S. Government Securities - Treasury Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two weeks before the date of the scheduled prepayment.

                  (d) The "PREPAYMENT RATIO" shall be a fraction, the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

            10. WAIVER OF RIGHT TO PREPAY NOTE WITHOUT PREPAYMENT FEE. Borrower acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

      BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER NEW YORK LAW
TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE MORTGAGE, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY EXECUTING THIS NOTE, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

            11. LIABILITY OF BORROWER. Upon the occurrence of an Event of Default, except as provided in this Section 11, Holder will look solely to the Property and the security under the Loan Documents and the Additional Loan Documents, including without limitation the property encumbered by the Additional Mortgages (as defined in the Mortgage), for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and the general partners of Borrower and/or the Liable Parties, if any,
(i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with
Article VI of the Mortgage pertaining to hazardous materials or the Indemnity Agreement; (vii) to recover all amounts due and payable pursuant to Sections
11.06 and 11.07 of the Mortgage in connection with clauses (i) through (vi) or
(viii) of this Section 11; and/or (viii) to recover damages arising from Borrower's failure to comply with Section 8.01 of the Mortgage pertaining to ERISA.

      The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that (a) prior to the repayment of the Secured Indebtedness, Borrower commences a voluntary bankruptcy or insolvency proceeding, or (b) an involuntary bankruptcy or insolvency proceeding is commenced against Borrower by a party related to or affiliated with Borrower, or (c) an involuntary bankruptcy or insolvency proceeding is commenced against Borrower by a third party who is induced, encouraged, or solicited by Borrower (or by any party related to or affiliated with Borrower) to commence an involuntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Holder would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

      The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that Borrower commits a default under Sections 10.01 or 10.02 of the Mortgage.

      In the event that Holder waives the requirement of Section 2.05 of the Mortgage with respect to the deposits of Premiums, the limitation of liability set forth in this Section 11 shall not apply and the Loan shall be recourse to the extent necessary to permit Holder to recover from Borrower any obligations not paid by or on behalf of Borrower for which a Premium deposit was not required.

      In the event that Holder waives the requirement of Section 2.05 of the Mortgage with respect to the deposits of Impositions, the limitation of liability set forth in this Section 11 shall not apply and the Loan shall be recourse to the extent necessary to permit the Holder to recover from Borrower any and all unpaid Impositions with respect to the Property (i) with respect to fiscal years prior to the fiscal year in which Borrower is actually required to commence making Imposition deposits and (ii) Impositions for the Property with respect to the fiscal year in which Borrower is actually required to commence making Imposition deposits but only for that portion of such fiscal year preceding the month in which Borrower is actually required to commence making Imposition deposits.

            12. WAIVER BY BORROWER. Borrower and others who may become liable for the payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

            13. EXERCISE OF RIGHTS. No single or partial exercise by Holder, or delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

            14. FEES AND EXPENSES. If Borrower defaults under this Note, subject to Section 11, Borrower shall be personally liable for and shall pay to Holder, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee.

            15. NO AMENDMENTS. This Note may not be modified or amended except in a writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower.

            16. GOVERNING LAW. This Note is to be construed and enforced in accordance with the laws of the State.

            17. CONSTRUCTION. The words "Borrower" and "Holder" shall be deemed to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any section of this Note.

            18. NOTICES. All notices, demands, requests and consents permitted or required under this Note shall be given in the manner prescribed in the Mortgage.

            19. TIME OF THE ESSENCE. Time shall be of the essence with respect to all of Borrower's obligations under this Note.

            20. SEVERABILITY. If any provision of this Note should be held unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the Prepayment
Fee) immediately due and payable.

            IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the Execution Date.

                             BORROWER:

                             HERITAGE PROPERTY INVESTMENT LIMITED
ATTEST:                      PARTNERSHIP

                             By:  HERITAGE PROPERTY INVESTMENT TRUST, INC.,
                                  a Maryland corporation, Sole General Partner

/s/ Louis C. Zicht                By  /s/ Gary Widett
---------------------------           ----------------------------------
Name: Louis C. Zicht                  GARY WIDETT, SENIOR VICE PRESIDENT
Asst. Secretary

[Corporate Seal]


                             NH HERITAGE LIMITED PARTNERSHIP

                             By:  HERITAGE PROPERTY INVESTMENT LIMITED
ATTEST:                           PARTNERSHIP,
                                  a Delaware limited partnership,
                                  Sole General Partner

                                  By: HERITAGE PROPERTY INVESTMENT TRUST, INC., a Maryland corporation,
                                       Sole General Partner

/s/ Louis C. Zicht                     By  /s/ Gary Widett
---------------------------                ----------------------------------
Name: Louis C. Zicht                       GARY WIDETT, SENIOR VICE PRESIDENT
Asst. Secretary

[Corporate Seal]

                                 PROMISSORY NOTE

                                  DEFINED TERMS

==============================================================================================================
EXECUTION DATE: As of December 14, 1999                  CITY AND STATE OF SIGNING: Boston, Massachusetts
--------------------------------------------------------------------------------------------------------------
LOAN AMOUNT: TEN MILLION ONE HUNDRED THOUSAND AND        INTEREST RATE: 7.83 % per annum
00/100 DOLLARS ($10,100,000.00)
--------------------------------------------------------------------------------------------------------------
BORROWER: HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership and NH HERITAGE
LIMITED PARTNERSHIP, A New Hampshire limited partnership, jointly and severally
--------------------------------------------------------------------------------------------------------------
BORROWER'S ADDRESS: 535 Boylston Street, Boston, MA 02116-3766
--------------------------------------------------------------------------------------------------------------
HOLDER: METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation
--------------------------------------------------------------------------------------------------------------
HOLDER'S ADDRESSES:

            200 Park Avenue  12th Floor
            New York, New York 10166
            Attention: Senior-Vice President, and

            2400 Lakeview Parkway, Suite 400
            Alpharetta, GA 30005
            Attention: Vice President
--------------------------------------------------------------------------------------------------------------
MATURITY DATE: December 1, 2009                          ADVANCE DATE: DECEMBER   , 1999
--------------------------------------------------------------------------------------------------------------
INTEREST ONLY PERIOD: The period from the Advance        PRINCIPAL AND INTEREST INSTALLMENT DATE: February 1,
Date and ending on the last day of the month in which    2000
the Advance Date occurs.
--------------------------------------------------------------------------------------------------------------
MONTHLY INSTALLMENT: Equal monthly installments of       PERMITTED PREPAYMENT PERIOD: During the 90 day
principal and interest at the Interest Rate each in      period prior to the Maturity Date, Borrower may
the amount of $76,819.45                                 prepay the Loan without a Prepayment Fee on 30 days
                                                         prior written notice. In addition, commencing on
The Monthly Installment is based upon an                 the first day of the sixtieth (60th) month
amortization period of 25 years.                         following the Advance Date, Borrower may prepay the
                                                         Loan with a Prepayment Fee on 60 days prior written
                                                         notice.
--------------------------------------------------------------------------------------------------------------
LIABLE PARTIES: HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, NH
HERITAGE LIMITED PARTNERSHIP, a New Hampshire limited partnership, and HERITAGE PROPERTY INVESTMENT
TRUST, INC., a Maryland corporation
ADDRESSES OF LIABLE PARTIES: 535 Boylston Street, Boston, MA 02116-3766
--------------------------------------------------------------------------------------------------------------
LATE CHARGE: An amount equal to four cents ($.04) for each dollar that is overdue.
DEFAULT RATE: An annual rate equal to the Interest Rate plus four percent (4%).
--------------------------------------------------------------------------------------------------------------
NOTE: This Promissory Note. MORTGAGE: Collectively, (a) that certain Mortgage Deed, Security Agreement, and
Fixture Filing dated as of the Execution Date granted by Borrower to Holder encumbering certain property located in Merrimack County, New Hampshire (the "Capitol Center Property") and (b) that certain Mortgage Deed,
Security Agreement, and Fixture Filing dated as of the Execution Date granted by Borrower to Holder encumbering certain real property located in Strafford County, New Hampshire (the "Tri-City Center Property").
LOAN DOCUMENTS: This Note, the Mortgage, the Additional Notes, the Additional Mortgages, the Additional
Security Documents, and any other documents related to this Note and/or the Mortgage and all renewals, amendments, modifications, restatements and extensions of these documents. GUARANTY: Guaranty dated as of the
Execution Date and executed by Liable Parties. INDEMNITY AGREEMENT: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Borrower in favor of Holder. PROPERTY: Collectively, the Capitol Center
Property and the Tri-City Property.

THE UNSECURED INDEMNITY AGREEMENT AND GUARANTY ARE NOT LOAN DOCUMENTS AND SHALL SURVIVE REPAYMENT OF THE LOAN
OR OTHER TERMINATION OF THE LOAN DOCUMENTS.
==============================================================================================================

      FOR VALUE RECEIVED. Borrower promises to pay to the order of Holder at Holder's Address or such other place as Holder may from time to time designate, the Loan Amount with interest payable in the manner described below, in money of the United States of America that at the time of payment shall be legal tender for payment of all obligations.

      Capitalized terms which are not defined in this Note shall have the meanings set forth in the Mortgage.

            1. PAYMENT OF PRINCIPAL AND INTEREST. Principal and interest under this Note shall be payable as follows:

                  (a) Interest on the funded portion of the Loan Amount shall accrue from the Advance Date at the Interest Rate and shall be paid on the first day of the first calendar month following the Advance Date:

                  (b) Commencing on the Principal and Interest Installment Date and on the first day of each calendar month thereafter, to and including the first day of the calendar month immediately preceding the Maturity Date, Borrower shall pay the Monthly Installment; and

                  (c) On the Maturity Date, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest, and all other sums evidenced by this Note or secured by the Mortgage and/or any other Loan Documents as well as any future advances under the Mortgage that may be made to or on behalf of Borrower by Holder following the Advance Date (collectively, the "SECURED INDEBTEDNESS"), shall become immediately payable in full.

      Borrower acknowledges and agrees that a substantial portion of the original Loan Amount shall be outstanding and due on the Maturity Date.

      Interest shall be calculated on the basis of a thirty (30) day month and a three hundred sixty (360) day year, except that (i) if the Advance Date occurs on a date other than the first day of a calendar month, interest payable for the period commencing on the Advance Date and ending on the last day of the month in which the Advance Date occurs shall be calculated on the basis of the actual number of day's elapsed over a 365 day or 366 day year, as applicable, and (ii) if the Maturity Date occurs on a date other than the last day of the month, interest payable for the period commencing on the first day of the month in which the Maturity Date occurs and ending on the Maturity Date shall be calculated on the basis of the actual number of day's elapsed over a 365 day or 366 day year, as applicable.

            2. APPLICATION OF PAYMENTS. At the election of Holder, and to the extent permitted by law, all payments shall be applied in the order selected by Holder to any expenses, prepayment fees, late charges, escrow deposits and other sums due and payable under the Loan Documents, and to unpaid interest at the Interest Rate or at the Default Rate, as applicable. The balance of any payments shall be applied to reduce the then unpaid Loan Amount. If Holder applies a payment to other than principal or interest, Holder shall notify Borrower as to how the payment was applied.

            3. SECURITY. The covenants of the Mortgage are incorporated by reference into this Note. This Note shall evidence, and the Mortgage shall secure, the Secured Indebtedness. This Note is also secured by the Additional Mortgages and Additional Security Documents.

            4. LATE CHARGE. If any payment of interest, any payment of a Monthly Installment or any payment of a required escrow deposit is not paid within 10 days of the due date, Holder shall have the option to charge Borrower the Late Charge. The Late Charge is for the purpose of defraying the expenses incurred in connection with handling and processing delinquent payments and is payable in addition to any other remedy Holder may have. Unpaid Late Charges shall become part of the Secured Indebtedness and shall be added to any subsequent payments due under the Loan Documents.

            5. ACCELERATION UPON DEFAULT. At the option of Holder, if Borrower fails to pay any sum specified in this Note within 10 days of the due date, or if an Event of Default occurs, the Secured Indebtedness, and all other sums evidenced and/or secured by the Loan Documents, including without limitation any applicable prepayment fees (collectively, the "Accelerated Loan Amount") shall become immediately due and payable upon written notice to Borrower.

            6. INTEREST UPON DEFAULT. The Accelerated Loan Amount shall bear interest at the Default Rate which shall never exceed the maximum rate of interest permitted to be contracted for under the laws of the State. The Default Rate shall commence upon the occurrence of an Event of Default and shall continue until all defaults are cured.

            7. LIMITATION ON INTEREST. The agreements made by Borrower with respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received. charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Holder's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid Loan Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

            8. PREPAYMENT. Borrower shall not have the right to prepay all or any portion of the Loan Amount at any time during the term of this Note except as expressly set forth in the Defined Terms. If Borrower provides notice of its intention to prepay, the Accelerated Loan Amount shall become due and payable on the date specified in the prepayment notice.

            9. PREPAYMENT FEE. (a) Any tender of payment by Borrower or any other person or entity of the Secured Indebtedness, other than as expressly provided in the Loan Documents, shall constitute a prohibited prepayment. If a prepayment of all or any part of the Secured Indebtedness is made following (i) an Event of Default and an acceleration of the Maturity Date, (ii) the application of money to the principal of the Loan after a casualty or condemnation, or (iii) in connection with a purchase of the Property or a repayment of the Secured Indebtedness at any time before, during or after, a judicial or non-judicial foreclosure or sale of the Property. then to compensate Holder for the loss of the investment, Borrower shall pay an amount equal to the Prepayment Fee (as hereinafter defined).

                  (b) THE "PREPAYMENT FEE" SHALL BE THE GREATER of (A) the Prepayment Ratio (as hereinafter defined) multiplied by the difference between
(x) and (y), where (x) is the present value of all remaining payments of principal and interest including the outstanding principal due on the Maturity Date, discounted at the rate which, when compounded monthly, is equivalent to the Treasury Rate compounded semi-annually, and (y) is the amount of the principal then outstanding, or (B) one percent (1%) of the amount of the principal being prepaid.

                  (c) The "TREASURY RATE" shall be the annualized yield on securities issued by the United States Treasury having a maturity equal to the remaining stated term of this Note, as quoted in the FEDERAL RESERVE STATISTICAL RELEASE [H. 15 (519)1 under the heading "U.S. Government Securities - Treasury Constant Maturities" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity. If the Treasury Rate is no longer published, Holder shall select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Prepayment Fee two weeks before the date of the scheduled prepayment.

                  (d) THE "PREPAYMENT RATIO" shall be a fraction, the numerator of which shall be the amount of principal being prepaid, and the denominator of which shall be the principal then outstanding.

            10. WAIVER OF RIGHT TO PREPAY NOTE WITHOUT PREPAYMENT FEE. Borrower acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties and that the tender of any prohibited prepayment, shall, to the extent permitted by law, include the Prepayment Fee. Borrower agrees that the Prepayment Fee represents the reasonable estimate of Holder and Borrower of a fair average compensation for the loss that may be sustained by Holder as a result of a prohibited prepayment of this Note and it shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents.

            BORROWER EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER NEW HAMPSHIRE TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT FEE OR PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF THIS NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THIS NOTE BY HOLDER ON ACCOUNT OF ANY DEFAULT BY BORROWER UNDER ANY LOAN DOCUMENT, INCLUDING BUT NOT LIMITED TO ANY TRANSFER, FURTHER ENCUMBRANCE OR DISPOSITION WHICH IS PROHIBITED OR RESTRICTED BY THE MORTGAGE, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY THE PREPAYMENT FEE SPECIFIED IN SECTION 9. BY EXECUTING THIS NOTE, BORROWER AGREES THAT HOLDER'S AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT.

            11. LIABILITY OF BORROWER. Upon the occurrence of an Event of Default, except as provided in this Section 11. Holder will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Borrower. However, nothing contained in this section shall limit the rights of Holder to proceed against Borrower and the general partners of Borrower and/or the Liable Parties, if any, (i) to enforce any Leases entered into by Borrower or its affiliates as tenant, guarantees, or other agreements entered into by Borrower in a capacity other than as borrower or any policies of insurance; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or waste: (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Borrower or which, under the terms of the Loan Documents, should have been paid to Holder: (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Borrower that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Holder; (v) to recover Rents and Profits received by Borrower after the first day of the month in which an Event of Default occurs and prior to the date Holder acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with
Article VI of the Mortgage pertaining to Hazardous Materials or the Indemnity Agreement; (vii) to recover all amounts due and payable pursuant to Sections
11.06 and 11.07 of the Mortgage in connection with clauses (i) through (vi) or
(viii) of this Section 11; and/or (viii) to recover damages arising from Borrower's failure to comply with Section 8.01 of the Mortgage pertaining to ERISA.

      The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that (a) prior to the repayment of the Secured Indebtedness, Borrower commences a voluntary bankruptcy or insolvency proceeding, or (b) an involuntary bankruptcy or insolvency proceeding is commenced against Borrower by a party related to or affiliated with Borrower, or (c) an involuntary bankruptcy or insolvency proceeding is commenced against Borrower by a third party who is induced, encouraged, or solicited by Borrower (or by any party related to or affiliated with Borrower) to commence an involuntary bankruptcy or insolvency proceeding. In addition, this agreement shall not waive any rights which Holder would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

      The limitation of liability set forth in this Section 11 shall not apply and the Loan shall be fully recourse in the event that Borrower commits a default under Sections 10.01 or 10.02 of the Mortgage.

      In the event that Holder waives the requirement of Section 2.05 of the Mortgage with respect to the deposits of Premiums, the limitation of liability set forth in this Section 11 shall not apply and the Loan shall be recourse to the extent necessary to permit Holder to recover from Borrower any obligations not paid by or on behalf of Borrower for which a Premium deposit was not required.

      In the event that Holder waives the requirement of Section 2.05 of the Mortgage with respect to the deposits of Impositions, the limitation of liability set forth in this Section 11 shall not apply and the Loan shall be recourse to the extent necessary to permit the Holder to recover from Borrower any and all unpaid Impositions with respect to the Property (i) with respect to fiscal years prior to the fiscal year in which Borrower is actually required to commence making Imposition deposits and (ii) Impositions for the Property with respect to the fiscal year in which Borrower is actually required to commence making Imposition deposits but only for that portion of such fiscal year preceding the month in which Borrower is actually required to commence making Imposition deposits.

            12. WAIVER BY BORROWER. Borrower and others who may become liable for the payment of all or any part of this Note, and each of them, waive diligence, demand, presentment for payment, notice of nonpayment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to and waive notice of any amendments, modifications, renewals or extensions of this Note, including the granting of extension of time for payment, whether made to or in favor of Borrower or any other person or persons.

            13. EXERCISE OF RIGHTS. No single or partial exercise by Holder, or delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall waive or limit the exercise of any such right or remedy. Holder shall at all times have the right to proceed against any portion of or interest in the Property in the manner that Holder may deem appropriate, without waiving any other rights or remedies. The release of any party under this Note shall not operate to release any other party which is liable under this Note and/or under the other Loan Documents or under the Unsecured Indemnity Agreement.

            14. FEES AND EXPENSES. If Borrower defaults under this Note, subject to Section 11, Borrower shall be personally liable for and shall pay to Holder, in addition to the sums stated above, the costs and expenses of enforcement and collection, including a reasonable sum as an attorney's fee.

            15. NO AMENDMENTS. This Note may not be modified or amended except in a writing executed by Borrower and Holder. No waivers shall be effective unless they are set forth in a writing signed by the party which is waiving a right. This Note and the other Loan Documents are the final expression of the lending relationship between Borrower.

            16. GOVERNING LAW. This Note is to be construed and enforced in accordance with the laws of the State.

            17. CONSTRUCTION. The words "Borrower" and "Holder" shall be deemed to include their respective heirs, representatives, successors and assigns, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, as appropriate. The provisions of this Note shall remain in full force and effect notwithstanding any changes in the shareholders, partners or members of Borrower. If more than one party is Borrower, the obligations of each party shall be joint and several. The captions in this Note are inserted only for convenience of reference and do not expand, limit or define the scope or intent of any section of this Note.

            18. NOTICES. All notices, demands, requests and consents permitted or required under this Note shall be given in the manner prescribed in the Mortgage.

            19. TIME OF THE ESSENCE. Time shall be of the essence with respect to all of Borrower's obligations under this Note.

            20. SEVERABILITY. If any provision of this Note should be held unenforceable or void, then that provision shall be deemed separable from the remaining provisions and shall not affect the validity of this Note, except that if that provision relates to the payment of any monetary sum, then Holder may, at its option, declare the Secured Indebtedness (together with the Prepayment
Fee) immediately due and payable.

            IN WITNESS WHEREOF, Borrower has executed this Note under seal as of the Execution Date.

                             BORROWER:

                             HERITAGE PROPERTY INVESTMENT LIMITED
                             PARTNERSHIP

WITNESS/ATTEST:              By:  HERITAGE PROPERTY INVESTMENT TRUST, INC.,
                                  a Maryland corporation, Sole General Partner

/s/ Louis C. Zicht                By  /s/ Gary Widett
-------------------------             ----------------------------------
Name: Louis C. Zicht                  GARY WIDETT, SENIOR VICE PRESIDENT
Asst. Secretary

[Corporate Seal]


                             NH HERITAGE LIMITED PARTNERSHIP:

                             By:  HERITAGE PROPERTY INVESTMENT LIMITED
ATTEST:                           PARTNERSHIP,
                                  a Delaware limited partnership,
                                  Sole General Partner

                                  By: HERITAGE PROPERTY INVESTMENT TRUST, INC., a Maryland corporation,
                                       Sole General Partner

/s/ Louis C. Zicht                     By  /s/ Gary Widett
-------------------------                  ----------------------------------
Name: Louis C. Zicht                       GARY WIDETT, SENIOR VICE PRESIDENT
Asst. Secretary

[Corporate Seal]

                       FIRST AMENDMENT TO PROMISSORY NOTE

      THIS FIRST AMENDMENT TO PROMISSORY NOTE (this "First Note Amendment") is dated as of April 30, 2001, by and among HERITAGE PROPERTY INVESTMENT LIMITED PARTNERSHIP ("Borrower"), a Delaware limited partnership, NH HERITAGE LIMITED PARTNERSHIP, a New Hampshire limited partnership ("CoBorrower"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, its successors and assigns ("Lender").

                                    RECITALS

      A. Lender is the holder of that certain Promissory Note (the "Note") dated December 14, 1999, in the original principal amount of Forty-Nine Million Six Hundred Thousand and 00/100 Dollars ($49,600,000.00), made by Borrower and Co-Borrower, an affiliate of Borrower, jointly and severally, payable to the order of Lender, which Note evidences a loan (the "Loan") made by Lender to Borrower.

      B. To secure the repayment of the Note, Borrower also executed and delivered, among other things, (i) that certain Deed of Trust, Security Agreement and Fixture Filing (the "Wendover Deed of Trust") dated December 14, 1999, and recorded in the land records of Guilford County, North Carolina, in Deed Book 4951, page 456 for the benefit of Lender, and encumbering certain land described therein, the improvements thereon and related personal property (collectively, the "Wendover Property"), as more particularly described in the Wendover Deed of Trust; (ii) that certain Deed of Trust, Security Agreement and Fixture Filing (the "New Centre Deed of Trust") dated December 14, 1999, and recorded in the land records of New Hanover County, North Carolina, in Deed Book 2680, page 106 for the benefit of Lender, and encumbering certain land described therein, the improvements thereon and related personal property (collectively, the "New Centre Property"), as more particularly described in the New Centre Deed of Trust; and (iii) that certain Deed of Trust, Security Agreement and Fixture Filing (the "University Commons Deed of Trust") dated December 14, 1999, and recorded in the land records of Pitt County, North Carolina, in Deed Book 988, page 88 for the benefit of Lender, and encumbering certain land described therein, the improvements thereon and related personal property (collectively, the "University Commons Property"), as more particularly described in the University Commons Deed of Trust; (iv) that certain Assignment of Leases (the "Wendover Assignment of Leases") dated December 14, 1999, and recorded in the land records of Guilford County, North Carolina, in Deed Book 4951, page 508;
(v) that certain Assignment of Leases (the "New Centre Assignment of Leases") dated December 14, 1999, and recorded in the land records of New Hanover County, North Carolina, in Deed Book 2680, page 150; and (vi) that certain Assignment of Leases (the "University Commons Assignment of Leases") dated December 14, 1999, and recorded in the land records of Pitt County, North Carolina, in Deed Book 988, page 136. (The Wendover Deed of Trust, the New Centre Deed of Trust, and the University Commons Deed of Trust are hereinafter referred to collectively as the "Deed of Trust." The Wendover Assignment of Leases, the New Centre Assignment of Leases, and the University Commons Assignment of Leases are hereinafter referred to collectively as the "Assignment of Leases.")


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FIRST AMENDMENT TO PROMISSORY NOTE                                        PAGE 1

      C. The Deed of Trust and the Assignment of Leases also secure certain "Additional Notes" made by Borrower and Co-Borrower, described in Exhibit C attached to the Deed of Trust, and the Note is also secured by "Additional Mortgages" and "Additional Security Documents" from Borrower and Co-Borrower, described in said Exhibit C. A default under the Additional Notes, the Additional Mortgages, and the Additional Security Documents constitutes a default under the Note and the Deeds of Trust.

      D. The total aggregate outstanding principal amount due under the Note and the Additional Notes as of the date hereof is Seventy-Eight Million One Hundred Fifty Thousand Four Hundred Seventy-Two and 61/100 Dollars ($78,150,472.61) (the "Outstanding Principal Balance").

      E. Lender has agreed to lend to Borrower and Co-Borrower an additional Seven Million Dollars ($7,000,000) (the "Additional Loan").

      F. In consideration for the Additional Loan, Heritage Property Investment Trust, Inc. ("Liable Party"), a Maryland corporation, has agreed to execute and deliver that certain Guaranty (the "Partial Prepayment Guaranty") dated as of even date herewith for the benefit of Lender.

      G. Pursuant to (i) that certain First Amendment to Deed of Trust, Security Agreement and Fixture Filing dated as of even date herewith and to be recorded in the land records of Guilford County, North Carolina; (ii) that certain First Amendment to Deed of Trust, Security Agreement and Fixture Filing dated as of even date herewith and to be recorded in the land records of New Hanover County, North Carolina; and (iii) that certain First Amendment to Deed of Trust, Security Agreement and Fixture Filing dated as of even date herewith and to be recorded in the land records of Pitt County, North Carolina, Borrower has agreed to increase the outstanding principal amount of the lien of the Deed of Trust and the Assignment of Leases by Seven Million and no/l00 Dollars ($7,000,000.00) so that the Deed of Trust and the Assignment of Leases shall secure a maximum principal amount of Eighty-Five Million One Hundred Fifty Thousand Four Hundred Seventy-Two and 61/100 Dollars ($85,150,472.61).

                                     AGREEMENT

          NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Co-Borrower, and Lender agree as follows:

      1. RECITALS. The recitals set forth above are incorporated herein by this reference with the same force and effect as if fully set forth hereunder.

      2. DEFINED TERMS. Capitalized terms used but not defined in this First Note Amendment shall have the meanings assigned to them in the Note, which is incorporated into this First Note Amendment by this reference as if fully set forth herein. Each reference in the "Note" shall mean the Note, as amended by this First Note Amendment, and any further amendments, modifications, or consolidations thereof. Each reference in the "Note" to the "Deed of Trust" shall mean the Deed of Trust as amended by the First Amendments described in Recital


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FIRST AMENDMENT TO PROMISSORY NOTE                                        PAGE 2

G of this First Amendment, and any further amendments, modifications, consolidations, spreaders and extensions thereof. "Indemnity Agreement" shall be deemed to refer to the Indemnity Agreement as reaffirmed by the Closing Certificate dated as of even date herewith. "Guaranty" shall be deemed to refer collectively to the Guaranty as reaffirmed by the Closing Certificate dated as of even date herewith, and the Partial Prepayment Guaranty dated as of even date herewith. "Additional Notes," "Additional Mortgages" and "Additional Security Documents" shall include in Exhibit C attached to the Deed of Trust, the Closing Certificate dated as of even date herewith, UCC-3 Financing Statements and all other documents executed and delivered in connection with this First Note Amendment.

      3. AMENDMENT TO NOTE. From and after the date hereof, the Note is amended as follows:

            (a) The amount of $49,600,000 on the first page of the Note is deleted, and in lieu thereof, $56,600,000 is substituted therefor.

            (b) The Interest Rate in the Defined Terms Section on page 1 of the
      Note is deleted in its entirety, and in lieu thereof, the following is substituted: "7.81%."

            (c) The amount of each of the constant payments of principal and interest under the Note is hereby recalculated to reflect the Additional Loan. Therefore, the term "Monthly Installment" in the Defined Terms Section on page 1 of the Note is deleted in its entirety, and in lieu thereof, the following is substituted: "Monthly Installment: commencing on June 1, 2001, equal monthly installments of principal and interest at the Interest Rate, each in the amount of $429,666.24." Borrower and Co-Borrower have paid, and Lender acknowledges receipt of, the interest only payment due for interest accrued on the Additional Loan from the date of the funding of the Additional Loan through and including April 30, 2001.

            (d) Section 8 of the Note is amended by designating the existing paragraph as subsection (a) and inserting a new subsection (b) as follows:

                  (b) Borrower acknowledges that HomePlace, a tenant at the
            Wendover Property, has filed a Chapter 11 bankruptcy proceeding. In the event the lease to HomePlace is rejected in any bankruptcy proceeding and all the space leased by HomePlace is not re-leased within twenty-four (24) months from the effective date of the lease rejection to a new tenant reasonably satisfactory to Holder pursuant to a lease, in form and substance acceptable to Holder, then Borrower shall make a mandatory prepayment of the principal of this
            Note in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000) plus the Prepayment Fee attributable to said amount of principal.

            (e) The first paragraph Section 11 of the Note is amended by adding "and (ix)" after "(viii)" in the last line on page 4 and by deleting "and/or" before "(viii)" at the top of page 5 and inserting the following at the end of said first paragraph: "and/or (ix) to recover the amount due under Section 8(b) of this Note."


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FIRST AMENDMENT TO PROMISSORY NOTE                                        PAGE 3

      4. REAFFIRMATION. Borrower and Co-Borrower hereby represent and warrant, and Lender confirms, that the outstanding principal balance of the Note after the advance of the Additional Loan as of the date hereof is $55,758,030.67. Borrower and Co-Borrower hereby acknowledge, recognize, and confirm that the obligations of Borrower and Co-Borrower under the Note as amended by this First Note Amendment are fully enforceable and represent the legal, valid and binding obligations of Borrower and Co-Borrower.

      5. NO NOVATION. This First Note Amendment is not intended to be, and shall not constitute, a release or discharge of indebtedness evidenced by the Note or a novation thereof. This First Note Amendment shall be attached to and become a part of the Note.

      6. HEADINGS. The captions used herein are for convenience of reference only and shall no limit, amplify, or otherwise affect any of the terms, provisions, covenants or conditions of this First Note Amendment.

      7. CHANGES ONLY IN WRITING. This First Note Amendment may not be changed or modified orally or in any manner other than by an agreement in writing signed by the party to be charged, and any attempt to do the same shall be null and void.

      8. NO WAIVER. Nothing contained in this First Note Amendment is intended to effect, nor shall the same constitute, a waiver of any defaults (if any) by Borrower or Co-Borrower under the Note, as amended by this First Note Amendment, nor shall the same effect a waiver, limitation, or (except as expressly provided by this First Note Amendment) modification of any of the terms or conditions of the Note, or any of the rights or remedies available to Lender thereunder, at law or in equity, all of which Lender expressly reserves.

      IN WITNESS WHEREOF, Borrower, Co-Borrower, and Lender have duly executed this First Amendment to Promissory Note with the intent that the document be executed and delivered as a sealed instrument, and affixed its seal or adopted as its seal the word "(SEAL)" appearing beside its execution below, all as of the date and year first above written.

                              BORROWER:

                              HERITAGE PROPERTY INVESTMENT LIMITED
                              PARTNERSHIP

WITNESS:                      By:  HERITAGE PROPERTY INVESTMENT TRUST, INC.,
                                   a Maryland corporation,
                                   Sole General Partner

/s/ Jonathan M. Sachs              By  /s/ Gary Widett
---------------------------            ---------------------------------- [SEAL]
Jonathan M. Sachs                      Name: Gary C. Widett
                                       Title: Asst. Vice President

                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]


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FIRST AMENDMENT TO PROMISSORY NOTE                                        PAGE 4

                             CO-BORROWER:

                             NH HERITAGE LIMITED PARTNERSHIP

WITNESS:                     By:  HERITAGE PROPERTY INVESTMENT LIMITED
                                  PARTNERSHIP
                                  a Delaware limited partnership
                                  Sole General Partner

                                  By: HERITAGE PROPERTY INVESTMENT TRUST, INC., a Maryland corporation
                                       Sole General Partner

/s/ Jonathan M. Sachs                  By  /s/ Gary Widett
--------------------------                 ------------------------------ [SEAL]
Jonathan M. Sachs                          Name: Gary C. Widett
                                           Title: Asst. Vice President

                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]


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FIRST AMENDMENT TO PROMISSORY NOTE                                        PAGE 5

                                    LENDER:

WITNESS:                            METROPOLITAN LIFE INSURANCE COMPANY,
                                      a New York corporation

/s/ [ILLEGIBLE]                     By: /s/ [ILLEGIBLE]
--------------------------------        --------------------------------- [SEAL]
                                        Name:
                                        Title:


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FIRST AMENDMENT TO PROMISSORY NOTE                                        PAGE 6